SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

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                                 FORM 8-K

                              CURRENT REPORT
                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

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Date of Report                               Commission File Number 0-11117
December 5, 1995
(date of earliest event reported)
(November 29, 1995)


                            SDNB FINANCIAL CORP.
          (Exact Name of registrant as specified in its charter)

                                CALIFORNIA
                 (State or jurisdiction or incorporation)

                                95-372079
                 (I.R.S. Employer Identification Number)

                            1420 Kettner Blvd.
                        San Diego, California  92101
            (Address of principal executive offices) (Zip Code)

                              (619) 233-1234
           (Registrant's telephone number, including area code)

                              Not Applicable
      (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

                 SDNB Financial Corp., Registrant, has announced an agreement has been approved by the Federal District Court to settle the lawsuit brought by Pioneer Liquidating Corporation against San Diego National Bank, its wholly owned subsidiary. The settlement cost has already been provided for in the Bank's and the Registrant's consolidated financial statements as at September 30, 1995.

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

            (c)     Exhibits

            Press release with respect to disclosure of resolution of litigation.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 5, 1995                   SDNB FINANCIAL CORP.


                                            By:  /s/
                                                 Howard W. Brotman
                                                 Senior Vice President/
                                                 Chief Financial Officer

                                EXHIBIT "A"

Press release with respect to disclosure of resolution of litigation against Registrant's wholly-owned subsidiary.


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                             INDEX OF EXHIBITS

Exhibit 20 Press release with respect to disclosure of resolution of litigation against Registrant's wholly-owned subsidiary.